UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

ARMADA HOFFLER PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-35908 (Commission File Number)	46-1214914 (IRS Employer Identification No.)

222 Central Park Avenue, Suite 2100 Virginia Beach, Virginia (Address of principal executive offices)	23462 (Zip Code)

Registrant’s telephone number, including area code: (757) 366-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 17, 2019, Armada Hoffler Properties, Inc. (the “Company”), in its capacity as the general partner of the Armada Hoffler, L.P. (the “Operating Partnership”), entered into Amendment No. 3 (the “Partnership Agreement Amendment”) to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership (as amended by Amendment No. 1 and Amendment No. 2 thereto, the “Partnership Agreement”) in connection with the underwritten public offering of the Company’s newly designated 6.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share (the “Series A Preferred Stock”). The Partnership Agreement Amendment provides for the issuance, and the designation of the terms and conditions, of newly classified 6.75% Series A Cumulative Redeemable Perpetual Preferred Units of the Operating Partnership (“Series A Preferred Units”), the economic terms of which are identical to those of the Series A Preferred Stock, and makes certain related amendments to the Partnership Agreement. The Company intends to contribute the net proceeds from the offering of the Series A Preferred Stock to the Operating Partnership in exchange for an equal number of Series A Preferred Units.

The foregoing summary of the Partnership Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Partnership Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The Series A Preferred Stock ranks senior to the Company’s common stock, $0.01 par value per share (the “Common Stock”), with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding up. Upon issuance of the shares of Series A Preferred Stock referenced in Item 8.01 below, the ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, the Common Stock or any other class or series of the Company’s equity securities ranking junior to or on parity with the Series A Preferred Stock that may be issued in the future, will be subject to certain restrictions in the event that the Company does not declare distributions on the Series A Preferred Stock during any distribution period.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.

On June 17, 2019, the Company filed, with the State Department of Assessments and Taxation of the State of Maryland (“MSDAT”), the Articles Supplementary (the “Articles Supplementary”) to the Articles of Amendment and Restatement of the Company, classifying and designating 2,530,000 shares of the Company’s authorized preferred stock as Series A Preferred Stock. The Articles Supplementary became effective upon filing with MSDAT. For a summary of the material terms of the Series A Preferred Stock, see the description under the heading “Description of the Series A Preferred Stock” beginning on page S-16 of the prospectus supplement dated June 11, 2019 (the “Prospectus Supplement”) filed by the Company with the Securities and Exchange Commission on June 12, 2019 pursuant to Rule 424(b), which description is incorporated herein by reference.

The foregoing description of the Series A Preferred Stock and the Articles Supplementary is not complete and is qualified in its entirety by reference to the full text of the Articles Supplementary filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On June 11, 2019, the Company and the Operating Partnership entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named in Schedule A thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 2,200,000 shares of the Series A Preferred Stock at a public offering price of $25.00 per share, which is the initial liquidation preference of the Series A Preferred Stock. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 330,000 shares of Series A Preferred Stock, which the Underwriters exercised in full on June 13, 2019, making an aggregate of 2,530,000 shares of Series A Preferred Stock issuable at closing. The Series A Preferred Stock was offered and sold pursuant to the Prospectus Supplement, and a base prospectus, dated May 5, 2017, relating to the Company’s effective registration statement on Form S-3 (File No. 333-216795). The offering is expected to close on June 18, 2019, subject to certain customary closing conditions.

The foregoing summary of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1
Underwriting Agreement, dated June 11, 2019, by and among Armada Hoffler Properties, Inc., Armada Hoffler, L.P. and Jefferies LLC and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters named in Schedule A thereto.

3.1	Articles Supplementary designating the Series A Preferred Stock.
5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares of Series A Preferred Stock.
8.1	Opinion of Morrison & Foerster LLP regarding tax matters.
10.1	Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMADA HOFFLER PROPERTIES, INC.

Dated: June 17, 2019	By:	/s/ Michael P. O’Hara
Michael P. O’Hara
Chief Financial Officer, Treasurer and Corporate Secretary